                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                           THE SECURITIES ACT OF 1934



Date of Report (Date of earliest event reported)       August 14, 1997
                                                --------------------------------


                          Sizzler International, Inc.
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             (Exact Name of Registrant as Specified in its Charter)



                                   Delaware
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                 (State or Other Jurisdiction of Incorporation)



        1-10711                                         95-4307254
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(Commission File Number)                    (IRS Employer Identification Number)



   12655 West Jefferson Boulevard, Los Angeles, California         90066
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          (Address of Principal Executive Offices)              (Zip Code)



Registrant's Telephone Number, Including Area Code            (310) 827-2300
                                                  ------------------------------




                                Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)

Item 3.  Bankruptcy or Receivership

     The Registrant and four of its subsidiaries became debtors-in-possession under the federal Bankruptcy Code upon filing a Chapter 11 petition in June 1996. Plans of reorganization for two of the subsidiaries (not considered material) were confirmed on February 24, 1997.

     On August 14, 1997, the U.S. Bankruptcy Court of the Central District of California entered an order confirming the Chapter 11 plans of reorganization of Registrant and its subsidiaries Sizzler Restaurants International, Inc. ("SRI") and Collins Properties, Inc. ("CPI").

     The following is a summary of the material features of the Registrant's, CPI's, and SRI's plans:

     The Registrant.  The Registrant acts as a holding and executive management
     ---------------
company for its subsidiaries. Registrant's plan provides for full payment of allowed creditors' claims, estimated as approximately $70 million, primarily from the operation of Registrant's international division.

     Holders of approximately $50 million of these claims will be issued five-year notes under an indenture. The notes will bear interest at the floating annual rate of prime plus 3 1/4%. The Registrant will secure the notes with a pledge of the stock of its subsidiaries other than the reorganized SRI and its subsidiaries. In addition, the notes will be guaranteed by the Registrant's subsidiaries other than the reorganized SRI and its subsidiaries. The guarantee will be secured by the principal operating assets of the significant guarantor subsidiaries, consisting primarily of the international division.

     Holders of the Registrant's publicly traded common stock, $.01 par value, will not be diluted or impaired under the plan.

     As of July 20, 1997, Registrant's international division consisted of 33 company-owned and 50 franchised Sizzler restaurants overseas, 97 Kentucky Fried Chicken restaurants operated in Queensland, Australia, and 1 The Italian Oven restaurant in Australia.

     Sizzler Restaurants International, Inc.  SRI operates the Registrant's
     ---------------------------------------
domestic operations, consisting of 68 company-owned and 208 franchised Sizzler restaurants in the United States, Puerto and Guam. SRI's plan provides for full payment of allowed creditors' claims, estimated as approximately $25 million, over a four-year period. SRI's obligations under the plan will be satisfied from domestic division operations and from the net proceeds of the sale of certain non-operating domestic division properties.

     Holders of approximately $25 million of claims against SRI will receive an interest in a trust for the benefit of creditors. The purpose of the trust is to distribute funds to holders of claims from cash installment payments made by SRI and from the liquidation of non-operating properties transferred into the trust on the effective date of the plan. SRI's installment payments to the trust will be evidenced by a four-year note. The note will bear interest at the floating annual rate of prime plus one percent through the first year, prime plus two percent for the next two years, and prime plus three percent for the fourth year. SRI will secure the note with a pledge of the stock of its subsidiaries and with substantially all of the domestic division's operating assets.

     SRI's plan contemplates the reorganization of SRI into four subsidiaries of
Registrant: Sizzler International Marks, Inc. (to hold and license most of SRI's international trademark portfolio), Sizzler USA Restaurants, Inc. (to own and operate all domestic division Sizzler restaurants), Sizzler USA Franchise, Inc. (to hold SRI's domestic trademark portfolio and license domestic Sizzler restaurants to franchisees), and Sizzler USA Real Property, Inc. (to own and lease domestic operating properties).

     Collins Properties, Inc.  CPI owns or leases approximately 9 non-operating
     ------------------------
real properties (including the Registrant's headquarters building) having an estimated fair market value of approximately $9.6 million. CPI's plan provides for full payment of allowed creditor claims, estimated as approximately $2.5 million. Funds for the payment of claims are to be generated through the sale of CPI's properties.

     There were 28,911,110 shares of the Registrant's common stock, $.01 par value, issued and outstanding as of June 30, 1997. No shares of Registrant's capital stock have been reserved for future issuance in respect of claims and interests filed or allowed under any of the plans.

     The following is a condensed consolidated financial summary for the Registrant as of July 20, 1997:

                  SIZZLER INTERNATIONAL, INC. AND SUBSIDIARIES
                    CONSOLIDATED CONDENSED FINANCIAL SUMMARY
                                 (IN THOUSANDS)


ASSETS                                                    July 20, 1997      April 30, 1997
                                                          -------------      --------------
                                                           (Unaudited)         (Audited)
    Total current assets                                    $ 48,625           $ 46,270
    Property and equipment, net                              100,186            104,875
    Total other assets                                        15,706             16,965
                                                            --------           --------
    TOTAL ASSETS                                            $164,517           $168,110

LIABILITIES AND STOCKHOLDERS'                            July 20, 1997      April 30, 1997
INVESTMENT                                               -------------      --------------
                                                          (Unaudited)          (Audited)
    Total current liabilities                               $ 28,525           $ 30,369
    Total long-term liabilities                               93,102             93,340
    Total stockholders' investment                            42,890             44,401
                                                            --------           --------
    TOTAL LIABILITIES AND STOCKHOLDERS' INVESTMENT           164,517            168,110

Item 7.  Exhibits

     2.1 Registrant's Fifth Amended Plan of Reorganization dated May 28, 1997, incorporated herein by reference to Exhibit 2.1 to the Registrant's Form 10-K report for the fiscal year ended April 30, 1997.

     2.2   Sizzler Restaurants International, Inc.'s Second Amended Plan of
           Reorganization, as   modified, dated  May 29, 1997, incorporated
           herein by reference to Exhibit 2.2 to the   Registrant's Form 10-K
           report for the fiscal year ended April 30, 1997.

     2.3 Collins Properties, Inc.'s Plan of Reorganization, as modified, dated May 29, 1997, incorporated herein by reference to Exhibit 2.3 to the Registrant's Form 10-K report for the fiscal year ended April 30, 1997.


SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Sizzler International, Inc.


                                    By:  /s/ Ryan S. Tondro
                                         -----------------------------
                                         Ryan  S. Tondro
August 26, 1997                     Its: Vice President and Controller